                     SUPPLEMENT DATED SEPTEMBER 4, 2007 TO

                      PROSPECTUS DATED JULY 30, 2007 FOR

         FLEXIBLE PURCHASE PAYMENT VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                  GENWORTH LIFE INSURANCE COMPANY OF NEW YORK

                                  THROUGH ITS

                GENWORTH LIFE OF NEW YORK VA SEPARATE ACCOUNT 1

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

Bonus Credits

The following paragraph is added (i) on page 11 of the prospectus, in the "Synopsis" section, as the third paragraph under the question, "What is a Bonus Credit?" and (ii) on page 32 of the prospectus, as the third paragraph in the "Bonus Credits" section:

   Important Note. We reserve the right to apply a higher Bonus Credit or to change the breakpoint schedule for contracts issued during a certain period of time. For contracts issued on or after September 4, 2007, through November 30, 2007, we will add an extra 1.0% to the Bonus Credit schedule. For these contracts, therefore, Bonus Credits will be applied as follows, for the life of each of these contracts:

     Cumulative Purchase Payments (adjusted for withdrawals) Bonus Credit
     $0 to $249,999                                              5.0%
     $250,000 to $499,999                                        5.5%
     $500,000 and over                                           6.0%

Two New Subaccounts

Effective September 4, 2007, two new Subaccounts will be available under the contract. The respective Subaccounts will invest in two new Portfolios, AllianceBernstein Variable Products Series Fund, Inc. -- AllianceBernstein Balanced Wealth Strategy Portfolio -- Class B and Franklin Templeton Variable Insurance Products Trust -- Franklin Templeton VIP Founding Funds Allocation Fund -- Class 2 Shares. Accordingly, the table in the "Subaccounts" section of your contract prospectus is revised by adding the following disclosure:

                   Subaccount Investing In               Investment Objective                   Adviser
                   ---------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN  AllianceBernstein Balanced   Seeks to maximize total return         AllianceBernstein, L.P.
VARIABLE PRODUCTS  Wealth Strategy Portfolio -- consistent with the adviser's
SERIES FUND, INC.  Class B                      determination of reasonable risk
                   ---------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON Franklin Templeton VIP       The fund's principal investment goal   Franklin Templeton
VARIABLE INSURANCE Founding Funds Allocation    is capital appreciation. Its secondary Services, LLC (the fund's
PRODUCTS TRUST     Fund -- Class 2 Shares/1/    goal is income.                        administrator)
                   ---------------------------------------------------------------------------------------------

                    /1/ Please see the provision below under the heading
                        "Information about the Franklin Templeton VIP Founding Funds Allocation Fund" for important information about this fund.

In addition, the following disclosure is added after the table in the "Subaccounts" section of your contract prospectus:

       Information about the Franklin Templeton VIP Founding Funds Allocation Fund. The Franklin Templeton VIP Founding Funds Allocation Fund (the Allocation "Fund") invests in Class 1 shares of three other series of the Franklin Templeton Variable Insurance Products Trust: Franklin Income Securities Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund (the "underlying funds"). The Allocation Fund seeks to maintain equal investments in each of the three underlying funds.

       The investment results of the underlying funds will vary. Because of this, the Allocation Fund's administrator, Franklin Templeton Services, LLC, will monitor the Allocation Fund's investments in the underlying funds and will seek to rebalance those investments when they are more than three percent above or below the goal of equal allocations to each of these underlying funds.

       The Allocation Fund pays Franklin Templeton Services, LLC a monthly fee equal to an annual rate of 0.10% of the Allocation Fund's average daily net assets for its services, including the monitoring of the Allocation Fund's investments in the underlying funds and the rebalancing of those investments. Franklin Templeton Services, LLC may receive assistance, at no charge to the Allocation Fund, from its corporate affiliate, Franklin Advisers, Inc., in monitoring the underlying funds and the Allocation Fund's investment in the underlying funds.

       Because the Allocation Fund pursues its goals by investing in the underlying funds, you will bear a proportionate share of the Allocation Fund's operating expenses and, also, indirectly, the operating expenses of the underlying funds. The Allocation Fund, as a shareholder in the underlying funds, will indirectly bear its proportionate share of any management fees and other expenses paid by the underlying funds.

       More information about the Allocation Fund and the underlying funds, including information about the fees and expenses of the Allocation Fund and the underlying funds, can be found in the prospectus for the Allocation Fund.

Finally, these two new Subaccounts will also be available as Designated Subaccounts under the Investment Strategy for Lifetime Income Plus 2007 and Payment Optimizer Plus. The list of Designated Subaccounts in the "Lifetime Income Plus 2007" and "Payment Optimizer Plus" sections of your contract prospectus is revised accordingly.

Surrenders and Partial Withdrawals

The two references to "$5,000" in the second paragraph under the "Surrenders and Partial Withdrawals" section on page 38 of the prospectus should be "$2,000." The paragraph should read:

We will not permit a partial withdrawal that is less than $100 or a partial withdrawal that would reduce your Contract Value to less than $2,000. If your partial withdrawal request would reduce your Contract Value to less than $2,000, we will surrender your contract in full. Different limits and other restrictions may apply to Qualified Contracts.

The "Surrenders and Partial Withdrawals" section of the prospectus is revised accordingly.

Sale of the Contracts

The reference to "June 4, 2007" in the last paragraph under the "Sales of the Contracts" section on page 70 of the prospectus should be "July 30, 2007." The "Sales of the Contracts" section of the prospectus is revised accordingly.